                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              Date of Report (Date
                          of earliest event reported):
                                  July 13, 2000

                             Eskimo Pie Corporation
             (Exact Name of Registrant as specified in its Charter)

            Virginia                              0-19867                                   54-0571720
(State or other jurisdiction             (Commission File Number)                (IRS Employer Identification No.)
        of incorporation)

                            901 Moorefield Park Drive
                            Richmond, Virginia 23236
                                 (804) 560-8400
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                              --------------------

Item 5.      Other Events.
             ------------

             On July 14, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

(a)      None

(b)      Exhibits

         The following exhibits are filed herewith:

         Exhibit 4.1 Amendment No. 2, dated as of May 3, 2000 and executed July 13, 2000, between Eskimo Pie Corporation and First Union National Bank, as successor Rights Agent, to Rights Agreement dated as of January 21, 1993, between the Company and Mellon Securities Trust Company


         Exhibit 10.1      Remediation  Agreement between the New
                           Jersey Department of Environmental
                           Protection and Eskimo Pie
                           Corporation, dated July 13, 2000


         Exhibit 99.1      Press Release issued by Eskimo Pie
                           Corporation, dated July 14, 2000


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ESKIMO PIE CORPORATION



Date:  July 14, 2000             By:  /s/ Thomas M. Mishoe, Jr.
                                    ------------------------------------------
                                    Thomas M. Mishoe, Jr.
                                    Chief Financial Officer,
                                    Vice President, Secretary and
                                    Treasurer